SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 11, 2002


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-09781                74-2099724
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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Item 5.  Incorporation of Certain Documents by Reference.


      The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2001, Commission File Number 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001 and for the periods ending March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on May 15, 2001); the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on August 10, 2001); the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2001 for the periods ending September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on November 14, 2001); and the Current Reports on Form 8-K filed with the Commission on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001, September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as such reports relate to Ambac Assurance Corporation are hereby incorporated by reference to this Form 8-K, and shall be deemed to be a part hereof. Attached as Exhibit 23.1 is the consent of KPMG LLP to the incorporation by reference of their report on the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, in this Form 8-K and to being named "Experts" in the Preliminary Prospectus Supplement of Continental Airlines, Inc., dated March 11, 2002, to the Prospectus, dated August 23, 2001, included in Registration Statement No. 333-67886 of Continental Airlines, Inc. This Form 8-K shall be incorporated by reference into such Prospectus Supplement but shall not be incorporated by reference into, and shall be deemed entirely superseded for purposes of, any other document of Continental Airlines, Inc.

Item 7.  Financial Statements and Exhibits.


(c) Exhibits. The document listed on the Exhibit Index is filed as an Exhibit with reference to the Registration Statement on Form S-3 (Registration No. 333-67886) of Continental Airlines, Inc. The Registration Statement and the Preliminary Prospectus Supplement, dated March 11, 2002, to the Prospectus, dated August 23, 2001, relate to the offering of Continental Airlines, Inc.'s Class G-1 and Class G-2 Pass Through Certificates, Series 2002-1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTINENTAL AIRLINES, INC.


                                           By /S/ JENNIFER L. VOGEL
                                              ----------------------------------
                                              Jennifer L. Vogel
                                              Vice President and General Counsel

March 11, 2002

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                                  EXHIBIT INDEX

               23.1     Consent of KPMG LLP, dated March 11, 2002